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SECURITIES AND EXCHANGE COMMISSION
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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5399

The New America High Income Fund, Inc
(Exact name of registrant as specified in charter)

33 Broad Street Boston, MA			02109
(Address of principal executive offices)			(Zip code)

Ellen E. Terry, 33 Broad St., Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-263-6400

Date of fiscal year end:	12/31

Date of reporting period:	1/1/16 - 6/30/16

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

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Item 1.           Report to Stockholders

August 11, 2016

Dear Shareholder,

We are pleased to report to our shareholders on the results of The New America High Income Fund (the "Fund") for the six months ended June 30, 2016. The Fund's net asset value (the "NAV") was $9.45 as of June 30th. The market price for the Fund's shares ended the period at $8.55, representing a market price discount of 9.5%. During the period the Fund paid regular monthly dividends of $.06 per share. The annualized dividend yield on a share of common stock purchased at the year-end 2015 price of $7.66 was 9.4%.

During the first six months of the year, the Fund adjusted the amount of its cash position and leverage in response to volatile market conditions. In January, the Fund increased its leverage by $10 million (from $80 million to $90 million), consistent with the view expressed by the Fund's investment advisor that turmoil in the high yield bond market would present buying opportunities for the Fund. The draw-down of cash from the Fund's credit facility (the "Facility") proved to be well-timed as weakness in the market early in the period allowed the Fund to add to positions at attractive prices. However, later in the period the Fund raised cash and reduced the amount of its leverage due to concern about potential adverse market reaction to the pending United Kingdom referendum on continued membership in the European Union (commonly referred to as the "Brexit" vote).

As of June 30th, the Fund had borrowed $76 million through its Facility with the Bank of Nova Scotia. Amounts borrowed under the Facility bear interest at an adjustable rate based on a margin above LIBOR. The interest rate on the Facility at the end of the period was 1.35%, an attractive spread relative to the 7.18% market value-weighted average current yield on the Fund's portfolio on June 30th. The Fund's leverage contributed approximately 25% of the common stock dividend year-to-date. An increase in the cost of the leverage or reduction in the portfolio's yield will reduce the spread and may reduce the income available for the common dividend.

We remind shareholders that there is no certainty that the dividend will remain at the current level. The dividend can be affected by portfolio results, the cost and amount of leverage, market conditions, the extent to which the portfolio is fully invested and operating expenses, among other factors. Leverage magnifies the effect of price movements on the net asset value. The Fund's leverage has increased the Fund's total return in the recent period of positive high yield market performance. Of course the opposite would be true in an unfavorable high yield market.

The Fund's investment advisor discusses in detail below the numerous challenges investors face from political and economic events in the United States and around the world. Bond market investors have been paying close attention to signals from the Federal Reserve concerning when the next increase in interest rates may occur. Fixed income markets have recently experienced increased volatility due, in part, to investors' concerns about the impact of increased interest rates on the prices of fixed income instruments.

Interest rate risk is one of the risks faced by the Fund's shareholders. However, bonds of different quality and varying maturities react differently to changing rates. Duration is a measure of the sensitivity of a bond's price to a change in rates. Duration takes into account a bond's maturity and coupon. A relatively short maturity shortens duration as does a relatively high coupon. A short bond duration indicates less price sensitivity to changes in interest rates. High yield bonds have relatively lower durations compared to investment grade bonds, resulting in less price volatility in changing rate environments, although high yield bonds are more sensitive to credit risk than investment grade bonds, resulting in greater price volatility in changing economic conditions. It is also noteworthy that a change in Fed policy to higher interest rates indicates confidence in the strength of the U.S. economy. In general, a stable to improving economy is beneficial to high yield companies.

	Total Returns for the Periods Ending June 30, 2016
	1 Year	3 Years Cumulative
New America High Income Fund (Stock Price and Dividends)*	7.38%	11.80%
New America High Income Fund (NAV and Dividends)*	2.14%	20.34%
Credit Suisse High Yield Index	1.03%	12.23%

Sources: Credit Suisse and The New America High Income Fund, Inc.

Past performance is no guarantee of future results.

The Credit Suisse High Yield Index is an unmanaged index. Unlike the Fund, the index has no trading activity, expenses or leverage.

*  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Because the Fund's shares may trade at either a discount or premium to the Fund's net asset value per share, returns based upon the stock price and dividends will tend to differ from those derived from the underlying change in net asset value and dividends.

Commentary by T. Rowe Price Associates, Inc.
Market Review

High yield bonds posted impressive gains of 9.3% during the first six months of the year as measured by the Credit Suisse High Yield Index (the "Index"). Through mid-February, the high yield market was adversely affected by the pronounced weakness in commodity-related sectors and lower quality issues; this was followed by a dramatic rally in below investment-grade bonds as risk aversion subsided. The price of oil continued its outsized impact on the largest sector in the Index, energy, which represents almost 16% of the high yield market. After falling to $26 per barrel in February, oil rose to more than $50 per barrel amid reports of supply disruptions and lower U.S. crude inventories. The high yield energy sector returned over 20% during the six-months ended June 30. The average yield spread-to-worst for the Index compared to U.S. Treasuries tightened by 79 basis points over the prior six months and finished the period at 674 basis points. As of June 30, the yield-to-worst on the Index was a relatively compelling 7.73% in the low global yield environment.

Early in the year, the high yield market struggled amid investors' concerns over slowing growth in China and marked equity volatility. However, a relatively dovish central bank policy narrative and stronger economic figures for the U.S. decreased early-year apprehensions over the possibility of a U.S. recession. Market disruptions, most notably in June around the U.K. referendum to exit the European Union—the so-called "Brexit" vote—were largely short-lived. The surprise "Brexit" result renewed concerns over slowing global growth and lowered expectations for any near-term Fed rate actions. Against this backdrop, U.S. Treasuries rallied and the 10-year Treasury bond yield declined to levels not seen in four years.

According to J.P. Morgan, more than $155 billion of new issues came to market over the past six months, with roughly two-thirds of that volume coming in the second quarter. The use of proceeds for refinancing increased quarter-over-quarter as falling rates and a more favorable environment encouraged issuers to come to the market. Mutual fund cash inflows over the first quarter were followed by outflows in the second, as investors took advantage of the market rally to take profits amid renewed uncertainty.

High yield issuer defaults in the first half of 2016 have surpassed 2015's total default volume. Commodity companies have accounted for 83% of year-to-date bankruptcies. Through June 30, 20 energy companies have defaulted on

$29 billion of debt and four metals and mining issuers have defaulted on almost $8 billion of debt. Nearly 13% of high yield energy companies and 17% of metals and mining issuers have defaulted during the year ended June 30. Consequently, the J.P. Morgan par-weighted trailing 12 month default rate increased over the period to 3.56% in June from 1.80% as of December. Market strategists expect to see more bankruptcies in these industries and the high yield default rate to remain elevated above the 20-year average of 3.1%

Portfolio Review

The portfolio was underweighted in energy compared with the Index. However, during the period the exposure to energy was increased through the addition of relatively higher quality credits. Purchases included BB-rated Concho Resources and Cheniere Corporation. We purposely avoided distressed and restructured names that drove the market rally in the period. Similarly, the portfolio was underweight in metals and mining compared with the Index, which hurt the portfolio's performance relative to the Index. We believe commodity-related companies face a number of headwinds and the substantial risk-on rally this year has been somewhat detached from the underlying fundamentals of the issuers.

An overweight allocation to media and telecom also hurt performance relative to the Index, although this was partially offset by our security selection within the industry. Cable is a relatively defensive sector which lagged the broad market in what was a strong positive environment, however, several of our high conviction positions such as Altice and Charter Communications outperformed.

Performance benefited from credit selection in the information technology sector, partly due to our position in Blue Coat, a leading manufacturer of on-premises security systems. The company has adapted to the growing use of cloud storage, and we anticipate continued expansion of its business. Security selection in the manufacturing sector also contributed positively to performance. Apex Tool, a leading tool manufacturer, is beginning to realize the benefits of cost reductions and restructuring undertaken in recent years. The position in Milacron, a leading manufacturer of systems used in the plastic technology and processing industry, also contributed positively to results. The company reported significantly improved year-over-year first quarter results on the back of strong demand for its products in a number of markets.

Outlook

Eight years after the global financial crisis, weakening corporate profitability, creeping leverage and increased idiosyncratic risks are indicative of an aging high yield credit cycle. Ongoing macro factors, geopolitical developments and negative headlines—all in plentiful supply—will continue to cause volatility in risk assets, including high yield bonds. We believe energy and metals issuers may continue to keep the high yield market default rate elevated for the remainder of this year and into 2017. Market valuations of non-commodity issues are relatively unattractive. Today's high yield market trading and liquidity conditions are more challenging in all market environments as a result of new rules and regulations that dissuade broker-dealers from taking on risk and maintaining inventories.

While the market backdrop outlined above is cause for concern, the support provided to the market by investors' demand for income is considerable. Yields on government bonds in many developed countries are negative and U.S. Treasury yields returned to historic low levels late in the period. If demand for income continues and the U.S.

economy remains in a slow, albeit positive, growth trajectory, high yield issuers may continue to have access to capital markets to refinance and service debt, investors will lend and the credit cycle will lumber along. In addition, the recent rally in oil and natural gas prices may have pushed off several defaults for at least six months and that high yield energy defaults may be lower in 2017 than in 2016. However, a global recession resulting from "Brexit" or another macro influence—not our base case—would derail this thesis.

As always, we aim to deliver high current income while seeking to contain volatility inherent in this market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our high yield clients over various market cycles.

Sincerely,

Ellen E. Terry President The New America High Income Fund, Inc.	Mark Vaselkiv Vice President T. Rowe Price Associates, Inc.

Past performance is no guarantee of future results. The views expressed in this update are as of the date of this letter. These views and any portfolio holdings discussed in the update are subject to change at any time based on market or other conditions. The Fund and T. Rowe Price Associates, Inc. disclaim any duty to update these views, which may not be relied upon as investment advice. In addition, references to specific companies' securities should not be regarded as investment recommendations or indicative of the Fund's portfolio as a whole.

The New America High Income Fund, Inc.

Industry Summary June 30, 2016 (Unaudited)	As a Percent of Total Investments*
Energy	14.73%
Cable Operators	11.85%
Financial	8.69%
Health Care	6.36%
Services	5.89%
Metals & Mining	5.11%
Wireless Communications	4.69%
Information Technology	4.67%
Container	3.44%
Gaming	3.42%
Broadcasting	2.99%
Utilities	2.81%
Chemicals	2.03%
Manufacturing	1.94%
Automotive	1.84%
Other Telecommunications	1.76%
Building & Real Estate	1.76%
Retail	1.71%
Building Products	1.54%
Aerospace & Defense	1.46%
Supermarkets	1.46%
Food/Tobacco	1.43%
Airlines	1.38%
Publishing	1.21%
Consumer Products	1.15%
Forest Products	1.07%
Satellites	0.97%
Entertainment & Leisure	0.81%
Lodging	0.76%
Restaurants	0.68%
Transportation	0.30%
Real Estate Investment Trust Securities	0.09%
Total Investments	100.00%

*  Percentages do not match the industry percentages in the Schedule of Investments because due to the Fund's leverage total investments exceed net assets by 1.32 times.

Moody's Investors Service Ratings (1) June 30, 2016 (Unaudited)	As a Percent of Total Investments
Baa3	1.48%
Total Baa
Ba1	5.06%
Ba2	9.09%
Ba3	12.78%
Total Ba	26.93%
B1	16.13%
B2	12.22%
B3	18.20%
Total B	46.55%
Caa1	13.53%
Caa2	5.98%
Caa3	0.43%
Total Caa	19.94%
Ca	0.03%
C	0.10%
Unrated	3.45%
Equity	1.52%
Total Investments	100.00%

(1)  SOURCE: Moody's Investors Service, Inc. This table compiles the ratings assigned by Moody's to the Fund's holdings.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — 129.49% (d)(f)
Aerospace & Defense — 1.93%
$2,075	Bombardier, Inc., Senior Notes, 7.50%, 03/15/18 (g)	B3	$2,145
425	Huntington Ingalls Industries, Senior Notes, 5%, 11/15/25 (g)	Ba2	449
900	Standard Aero Aviation Holdings Inc., Senior Notes, 10%, 07/15/23 (g)	Caa2	902
100	Transdigm, Inc., Senior Subordinated Notes, 6.375%, 6/15/26 (g)	B3	100
350	Transdigm, Inc., Senior Subordinated Notes, 6.50%, 07/15/24	B3	353
300	Transdigm, Inc., Senior Subordinated Notes, 6.50%, 05/15/25	B3	300
			4,249
Airlines — 1.82%
100	Air Canada, Senior Notes, 6.75%, 10/01/19 (g)	Ba3	102
1,100	American Airlines Group, Senior Notes, 5.50%, 10/01/19 (g)	B1	1,089
120	American Airlines Group, Senior Notes, 5.625%, 01/15/21 (g)	(e)	123
1,325	American Airlines Group, Senior Notes, 6.125%, 06/01/18	B1	1,375
124	United Airlines, Senior Notes, 4.625%, 03/03/24	(e)	123
575	United Continental Holdings, Inc., Senior Notes, 6%, 12/01/20	B1	601
575	United Continental Holdings, Inc., Senior Notes, 6.375%, 06/01/18	B1	604
			4,017
Automotive — 2.43%
350	Group 1 Automotive, Inc., Senior Notes, 5%, 06/01/22	Ba2	344
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$275	Group 1 Automotive, Inc., Senior Notes, 5.25%, 12/15/23 (g)	Ba2	$272
1,025	Jaguar Land Rover Automotive Plc, Senior Notes, 5.625%, 02/01/23 (g)	Ba2	1,061
825	MPG Holdco Inc., Senior Notes, 7.375%, 10/15/22	B3	817
575	Penske Auto Group, Inc., Senior Subordinated Notes, 5,50%, 5/15/26	B1	546
400	Penske Auto Group, Inc., Senior Subordinated Notes, 5.75%, 10/01/22	B1	400
525	Sonic Automotive, Inc., Senior Subordinated Notes, 5%, 05/15/23	B2	515
100	Sonic Automotive, Inc., Senior Subordinated Notes, 7%, 07/15/22	B2	105
1,325	TI Group Auto Systems, L.L.C., Senior Notes, 8.75%, 07/15/23 (g)	Caa1	1,299
			5,359
Broadcasting — 3.94%
1,075	AMC Networks, Inc., Senior Notes, 4.75%, 12/15/22	Ba3	1,064
600	Clear Channel Worldwide Holdings, Inc., Senior Notes, 6.50%, 11/15/22	B2	597
450	Lamar Media Corporation, Senior Subordinated Notes, 5.875%, 02/01/22	Ba3	468
475	Lin Television Corporation, Senior Notes, 5.875%, 11/15/22	B3	477
1,700	MDC Partners, Inc., Senior Notes, 6.50%, 05/01/24 (g)	B3	1,691
725	Outfront Media Capital LLC, Senior Notes, 5.25%, 02/15/22	B1	734
250	Outfront Media Capital LLC, Senior Notes, 5.625%, 02/15/24	B1	257
250	Sinclair Television Group, Inc., Senior Notes, 5.875%, 3/15/26 (g)	B1	257

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$800	Sirius XM Radio, Inc., Senior Notes, 6%, 07/15/24 (g)	Ba3	$827
725	Townsquare Media, Inc., Senior Notes, 6.50%, 04/01/23 (g)	B3	716
825	Tribune Media Company, Senior Notes, 5.875%, 07/15/22	B2	821
475	Univision Communications, Inc., Senior Notes, 5.125%, 02/15/25 (g)	B2	469
300	Univision Communications, Inc., Senior Notes, 6.75%, 09/15/22 (g)	B2	316
			8,694
Building & Real Estate — 2.15%
325	CCRE Company, Senior Notes, 7.75%, 02/15/18 (g)	B1	314
525	Greystar Real Estate Partners, LLC, Senior Notes, 8.25%, 12/01/22 (g)	B2	539
750	Howard Hughes Corporation, Senior Notes, 6.875%, 10/01/21 (g)	Ba3	761
325	Ladder Capital Finance Holdings LLLP, Senior Notes, 5.875%, 08/01/21 (g)	Ba3	290
550	RPG Byty s.r.o., Senior Notes, 6.75%, 05/01/20 (g) (EUR)	Ba2	626
350	Shea Homes Limited Partnership, Senior Notes, 5.875%, 04/01/23 (g)	B2	350
425	Taylor Morrison Communities, Inc., Senior Notes, 5.875%, 04/15/23 (g)	B2	427
675	William Lyon Homes, Inc., Senior Notes, 7%, 08/15/22	B3	675
750	William Lyon Homes, Inc., Senior Notes, 8.50%, 11/15/20	B3	776
			4,758
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Building Products — 2.02%
$250	ABC Supply Company, Inc., Senior Notes, 5.75%, 12/15/23 (g)	B3	$258
519	Builders First Source, Inc., Senior Notes, 7.625%, 06/01/21 (g)	B3	545
825	Cemex Finance LLC, Senior Notes, 9.375%, 10/12/22 (g)	(e)	904
550	LSF9 Balta Issuer, S.A., Senior Notes, 7.75%, 09/15/22 (EUR)	B2	642
275	Masonite International Corporation, Senior Notes, 5.625%, 03/15/23 (g)	B1	286
750	Reliance Intermediate Holdings L.P., Senior Notes, 6.50%, 04/01/23 (g)	B1	782
750	RSI Home Products, Inc., Senior Notes, 6.50%, 03/15/23 (g)	B1	770
275	Springs Industries, Inc., Senior Notes, 6.25%, 06/01/21	B2	276
			4,463
Cable Operators — 15.44%
375	Altice Financing S.A., Senior Notes, 6.625%, 02/15/23 (g)	B1	369
775	Altice Financing S.A., Senior Notes, 7.50%, 05/15/26 (g)	B1	758
900	Altice Financing S.A., Senior Notes, 8.125%, 01/15/24 (g)	B3	880
1,100	Altice Luxembourg S.A., Senior Notes, 7.625%, 02/15/25 (g)	B3	1,075
2,175	Altice Luxembourg S.A., Senior Notes, 7.75%, 05/15/22 (g)	B3	2,197
425	B Communications Ltd., Senior Notes, 7.375%, 02/15/21 (g)	(e)	454
300	Cable One, Inc., Senior Notes, 5.75%, 06/15/22 (g)	B1	307
425	CCO Holdings, LLC, Senior Notes, 5.75%, 09/01/23	B1	439

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$575	CCO Holdings, LLC, Senior Notes, 5.50%, 05/01/26 (g)	B1	$587
1,225	CCO Holdings, LLC, Senior Notes, 5.75%, 01/15/24	B1	1,280
700	CCO Holdings, LLC, Senior Notes, 6.625%, 01/31/22	B1	737
500	Cequel Communications Holdings I, LLC, Senior Notes, 5.125%, 12/15/21 (g)	Caa1	476
2,275	Cequel Communications Holdings I, LLC, Senior Notes, 6.375%, 09/15/20 (g)	Caa1	2,301
1,000	Cequel Communications Holdings I, LLC, Senior Notes, 7.75%, 07/15/25 (g)	Caa1	1,041
600	Charter Communications LLC, Senior Notes, 6.384%, 10/23/35 (g)	Ba1	708
600	Charter Communications LLC, Senior Notes, 6.484%, 10/23/45 (g)	Ba1	716
525	Dish DBS Corporation, Senior Notes, 5.875%, 07/15/22	Ba3	511
1,125	Dish DBS Corporation, Senior Notes, 6.75%, 06/01/21	Ba3	1,167
275	Dish DBS Corporation, Senior Notes, 7.75%, 07/01/26 (g)	Ba3	283
550	LGE Holdco VI B.V., Senior Notes, 7.125%, 05/15/24 (g) (EUR)	B2	673
3,550	Neptune Finco Corporation, Senior Notes, 10.125%, 01/15/23 (g)	B2	3,967
1,050	Neptune Finco Corporation, Senior Notes, 10.875%, 10/15/25 (g)	B2	1,192
175	Netflix, Inc., Senior Notes, 5.75%, 03/01/24	B1	182
700	Numericable Group, S.A., Senior Notes, 6.25%, 05/15/24 (g)	B1	665
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$900	Numericable Group, S.A., Senior Notes, 7.375%, 05/01/26 (g)	B1	$887
120	Time Warner Cable Inc., Senior Notes, 6.55%, 05/01/37	Ba1	140
67	Time Warner Cable Inc., Senior Notes, 6.75%, 06/15/39	Ba1	80
100	Time Warner Cable Inc., Senior Notes, 7.30%, 07/01/38	Ba1	126
525	United Group BV, Senior Notes, 7.875%, 11/15/20 (g) (EUR)	B2	611
825	United Group BV, Senior Notes, 7.875%, 11/15/20 (EUR)	B2	961
900	Unitymedia Hessen GmbH & Company, Senior Notes, 5%, 01/15/25 (g)	Ba3	907
1,975	Unitymedia Kabel BW GmbH, Senior Notes, 6.125%, 01/15/25 (g)	B3	1,985
575	Videotron Ltee., Senior Notes, 5%, 07/15/22	Ba2	595
375	Virgin Media Finance, Plc, Senior Notes, 6%, 10/15/24 (g)	B2	367
650	Virgin Media Finance, Plc, Senior Notes, 6.375%, 04/15/23 (g)	B2	653
325	Virgin Media Secured Finance, Plc, Senior Notes, 5.25%, 01/15/26 (g)	Ba3	315
550	Virgin Media Secured Finance, Plc, Senior Notes, 5.50%, 08/15/26 (g)	Ba3	536
100	Virgin Media Secured Finance, Plc, Senior Notes, 6.25%, 03/28/29 (GBP)	Ba3	131
700	VTR Finance B.V., Senior Notes, 6.875%, 01/15/24 (g)	B1	697
710	WideOpenWest Finance, LLC, Senior Notes, 10.25%, 07/15/19	Caa1	734

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$975	WideOpenWest Finance, LLC, Senior Subordinated Notes, 13.375%, 10/15/19	Caa1	$1,038
375	Ziggo Bond Finance BV, Senior Notes, 5.875%, 01/15/25 (g)	B2	360
			34,088
Chemicals — 2.68%
990	Consolidated Energy Finance, Senior Notes, 6.75%, 10/15/19 (g)	B2	936
450	CVR Partners, L.P., Senior Notes, 9.25%, 06/15/23 (g)	B1	458
475	W.R. Grace & Company Conn., Senior Notes, 5.125%, 10/01/21 (g)	Ba3	488
1,425	Hexion Specialty Chemicals, Inc., Senior Notes, 6.625%, 04/15/20	B3	1,190
250	Hexion Specialty Chemicals, Inc., Senior Notes, 10%, 04/15/20	B3	235
75	Huntsman International, Senior Notes, 4.875%, 11/15/20	B1	76
350	Ineos Group Holdings S.A., Senior Notes, 6.125%, 08/15/18 (g)	B3	353
475	Platform Specialty Products Corporation, Senior Notes, 6.50%, 02/01/22 (g)	Caa1	418
475	Platform Specialty Products Corporation, Senior Notes, 10.375%, 05/01/21 (g)	Caa1	479
350	PQ Corporation, Senior Notes, 6.75%, 11/15/22 (g)	B2	364
925	Univar, Inc., Senior Notes, 6.75%, 07/15/23 (g)	Caa1	912
			5,909
Consumer Products — 1.52%
575	24 Hour Holdings III LLC, Senior Notes, 8%, 06/01/22 (g)	Caa1	434
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$150	Boardriders, S.A., Senior Notes, 9.50%, 12/15/20 (g) (EUR)	Caa1	$128
300	Central Garden and Pet Company, Senior Notes, 6.125%, 11/15/23	B2	311
650	Energizer Spinco, Inc., Senior Notes, 5.50%, 06/15/25 (g)	Ba3	646
675	Lifetime Fitness, Inc., Senior Notes, 8.50%, 06/15/23 (g)	Caa1	640
400	Tempur Sealy International Inc., Senior Notes, 5.50%, 06/15/26 (g)	B1	394
400	Tempur Sealy International Inc., Senior Notes, 5.625%, 10/15/23	B1	412
375	Vista Outdoor Inc. Inc, Senior Notes, 5.875%, 10/01/23 (g)	Ba3	391
			3,356
Container — 4.53%
425	AEP Industries, Inc., Senior Notes, 8.25%, 04/15/19	B3	433
200	Ardagh Packaging Finance plc, Senior Notes, 6%, 06/30/21 (g)	B3	197
400	Ardagh Packaging Finance plc, Senior Notes, 6.75%, 01/31/21 (g)	B3	403
575	Ardagh Packaging Finance plc, Senior Notes, 7.25%, 5/15/24 (g)	B3	588
787	Ardagh Finance Holdings S.A., Senior Notes, 8.375%, 06/15/19 (g)(h) (EUR)	Caa2	891
1,286	Ardagh Finance Holdings S.A., Senior Notes, 8.625%, 06/15/19 (g)(h)	Caa2	1,302
125	Ball Corporation, Senior Notes, 4%, 11/15/23	Ba1	123
400	Beverage Packaging Holdings (Lux) II S.A., Senior Notes, 5.625%, 12/15/16 (g)	Caa2	401
275	Bormioli Rocco Holdings, Senior Notes, 10%, 08/01/18 (g) (EUR)	B3	311

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$700	Consolidated Container Company LLC, Senior Notes, 10.125%, 07/15/20 (g)	Caa3	$634
100	Crown Cork and Seal Company, Inc., Senior Notes, 7.375%, 12/15/26	B1	110
325	Pactiv Corporation, Senior Notes, 7.95%, 12/15/25	Caa2	333
425	Reynolds Group Issuer, Inc., Senior Notes, 5.75%, 10/15/20	B1	439
500	Reynolds Group Issuer, Inc., Senior Notes, 7%, 7/15/24 (g)	Caa2	514
1,600	Reynolds Group Issuer, Inc., Senior Notes, 8.25%, 02/15/21	Caa2	1,668
1,425	SIG Combibloc Holdings, Senior Notes, 7.75%, 02/15/23 (g) (EUR)	Caa1	1,662
			10,009
Energy — 18.77%
290	Alberta Energy Company, Ltd., Senior Notes, 7.375%, 11/01/31	Ba2	289
120	Alberta Energy Company, Ltd., Senior Notes, 8.125%, 09/15/30	Ba2	128
205	Anadarko Petroleum Company, Senior Notes, 8.70%, 03/15/19	Ba1	234
375	Archrock Partners, Senior Notes, 6%, 04/01/21	B3	336
375	Archrock Partners, Senior Notes, 6%, 10/01/22	B3	330
700	Cenovus Energy, Inc., Senior Notes, 6.75%, 11/15/39	Ba2	739
725	CGG SA, Senior Notes, 6.875%, 01/15/22	Caa2	315
800	Chenier Corpus Christi Holdings, LLC, Senior Notes, 7%, 06/30/24 (g)	Ba3	822
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$1,220	Chesapeake Energy Corp., Senior Notes, 8%, 12/15/22 (g)	Caa1	$1,039
125	Concho Resources, Inc., Senior Notes, 5.50%, 10/01/22	Ba2	126
1,575	Concho Resources, Inc., Senior Notes, 5.50%, 04/01/23	Ba2	1,579
125	Concho Resources, Inc., Senior Notes, 6.50%, 01/15/22	Ba2	128
700	Concho Resources, Inc., Senior Notes, 7%, 01/15/21	Ba2	721
600	Continental Resources, Senior Notes, 4.90%, 06/01/44	Ba3	500
825	CrownRock, L.P., Senior Notes, 7.125%, 04/15/21 (g)	B3	846
1,175	CrownRock, L.P., Senior Notes, 7.75%, 02/15/23 (g)	B3	1,222
100	DCP Midstream Operating LP, Senior Notes, 5.60%, 04/01/44	Ba1	84
300	DCP Midstream, LLC, Senior Notes, 6.45%, 11/03/36 (g)	Ba2	258
100	DCP Midstream, LLC, Senior Notes, 8.125%, 08/16/30	Ba2	98
125	DCP Midstream, LLC, Senior Notes, 9.75%, 03/15/19 (g)	Ba2	136
260	Devon Energy Corporation, Senior Notes, 7.95%, 04/15/32	Ba2	305
70	Devon Financing Corporation U.L.C., Senior Notes, 7.875%, 09/30/31	Ba2	81
890	Encana Corporation, Senior Notes, 6.50%, 05/15/19	Ba2	948
525	Encana Corporation, Senior Notes, 7.20%, 11/01/31	Ba2	521
550	Energy Transfer Partners, L.P., Senior Notes, 9%, 04/15/19	Baa3	618

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$190	Energy Transfer Partners, L.P., Senior Notes, 9.70%, 03/15/19	Baa3	$216
150	EQT Corporation, Senior Notes, 8.125%, 06/01/19	Baa3	165
550	Gibson Energy, Inc., Senior Notes, 6.75%, 07/15/21 (g)	Ba2	549
645	Gulfport Energy Corporation, Senior Notes, 6.625%, 05/01/23	B2	635
675	Gulfport Energy Corporation, Senior Notes, 7.75%, 11/01/20	B2	695
175	Hess Corporation, Senior Notes, 6%, 01/15/40	Ba1	181
70	Hess Corporation, Senior Notes, 7.125%, 03/15/33	Ba1	77
180	Hess Corporation, Senior Notes, 7.30%, 08/15/31	Ba1	207
1,355	Hess Corporation, Senior Notes, 7.875%, 10/01/29	Ba1	1,614
75	Hess Corporation, Senior Notes, 8.125%, 02/15/19	Ba1	84
800	Kosmos Energy Ltd., Senior Notes, 7.875%, 08/01/21 (g)	(e)	772
1,125	Matador Resources Company, Senior Notes, 6.875%, 04/15/23	B3	1,147
825	MPLX LP, Senior Notes, 4.50%, 07/15/23 (g)	Baa3	802
325	Newfield Exploration Company, Senior Notes, 5.375%, 01/01/26	Ba3	316
675	Newfield Exploration Company, Senior Subordinated Notes, 5.75%, 01/30/22	Ba3	680
60	Noble Energy, Inc., Senior Notes, 8.25%, 03/01/19	Baa3	69
75	Nustar Logistics, L.P., Senior Notes, 4.80%, 09/01/20	Ba1	73
1,725	Pacific Exploration and Production Corporation, Senior Notes, 5.375%, 01/26/19 (a)(b)(g)	(e)	319
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$825	Pacific Exploration and Production Corporation, Senior Notes, 5.625%, 01/19/25 (a)(b)(g)	(e)	$153
270	Pacific Exploration and Production Corporation, Senior Notes, 12%, 12/22/17 (b)(i)	(e)	238
75	Parsley Energy LLC, Senior Notes 6.25%, 06/01/24 (g)	B3	76
1,075	Parsley Energy LLC, Senior Notes 7.50%, 2/15/22 (g)	B3	1,123
1,550	Petrobras Global Finance, Senior Notes, 8.375%, 05/23/21	B3	1,597
20	Pride International,Inc., Senior Notes, 6.875%, 08/15/20	B1	19
520	Pride International,Inc., Senior Notes, 8.50%, 06/15/19	B1	533
125	QEP Resrouces, Inc., Senior Notes, 5.25%, 05/01/23	B1	115
325	QEP Resrouces, Inc., Senior Notes, 6.875%, 03/01/21	B1	328
875	Range Resources Corporaiton, Senior Subordinated Notes, 4.875%, 05/15/25	Ba3	833
175	Rockies Expres Pipeline LLC, Senior Notes, 6%, 01/15/19 (g)	Ba2	179
730	Rowan Companies, Inc., Senior Notes, 7.875%, 08/01/19	B1	752
325	Sabine Pass LNG, L.P., Senior Notes, 5.75%, 05/15/24	Ba2	323
175	Sabine Pass LNG, L.P., Senior Notes, 5.875%, 06/30/26 (g)	Ba2	175
1,050	Sabine Pass LNG, L.P., Senior Notes, 6.25%, 03/15/22	Ba2	1,074
1,725	SESI, L.L.C., Senior Notes, 7.125%, 12/15/21	B2	1,660
550	Seven Generations Energy Ltd., Senior Notes, 6.75%, 05/01/23 (g)	B1	556

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$2,650	Seven Generations Energy Ltd., Senior Notes, 8.25%, 05/15/20 (g)	B1	$2,746
650	SM Energy Company, Senior Notes, 6.50%, 01/01/23	B3	601
550	Southwestern Energy Company, Senior Notes, 4.05%, 01/23/20	B1	540
125	Southwestern Energy Company, Senior Notes, 4.95%, 01/23/25	B1	120
850	Southwestern Energy Company, Senior Notes, 7.50%, 02/01/18	B1	905
600	Sunoco L.P., Senior Notes, 6.25%, 04/15/21 (g)	Ba3	600
75	Sunoco L.P., Senior Notes, 6.375%, 04/01/23 (g)	Ba3	74
1,450	Targa Resources Partners L.P., Senior Notes, 4.25%, 11/15/23	Ba3	1,305
800	Targa Resources Partners L.P., Senior Notes, 5.25%, 05/01/23	Ba3	758
675	Targa Resources Partners L.P., Senior Notes, 6.75%, 03/15/24 (g)	Ba3	692
175	Tesoro Logistics, L.P., Senior Notes, 6.125%, 10/15/21	Ba3	182
350	Transocean, Inc., Senior Notes, 6%, 03/15/18	B2	355
250	Transocean, Inc., Senior Notes, 8.125%, 12/15/21	B2	210
850	WPX Energy, Inc., Senior Notes, 7.50%, 08/01/20	B3	846
715	YPF Sociedad Anonima, Senior Notes, 8.50%, 03/23/21 (g)	B3	765
			41,437
Entertainment & Leisure — 1.06%
425	ClubCorp Club Operations, Inc., Senior Notes, 8.25%, 12/15/23 (g)	B3	423
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$425	Entertainment One, Ltd. Senior Notes, 6.875%, 12/15/22 (g) (GBP)	B1	$570
1,000	Regal Entertainment Group, Senior Notes, 5.75%, 03/15/22	B3	1,025
322	WMG Acquisition Corporation, Senior Notes, 6%, 01/15/21 (g)	Ba3	332
			2,350
Financial — 11.42%
450	Aircastle Limited, Senior Notes, 5.50%, 02/15/22	Ba1	470
125	Ally Financial, Inc., Senior Notes, 5.125%, 09/30/24	Ba3	127
600	Ally Financial, Inc., Senior Notes, 5.75%, 11/20/25	(e)	602
619	Ally Financial, Inc., Senior Notes, 7.50%, 09/15/20	Ba3	693
625	Ally Financial, Inc., Senior Notes, 8%, 11/01/31	Ba3	725
1,000	Banco Bilbao Vizcaya Argentina, S.A., Senior Notes, 7%, 12/29/49 (EUR)	(e)	952
1,000	Banco Santander S.A., Senior Notes, 6.375%, 05/29/49	Ba1	860
1,575	Citigroup, Inc. 5.95%, 12/29/49	Ba2	1,528
300	Citigroup, Inc. 6.25%, 12/29/49	Ba2	307
250	CNO Financial Group Inc., Senior Notes, 5.25%, 05/30/25	Ba1	258
950	Credit Agricole S.A., Senior Notes, 6.625%, 09/29/49 (g)	Ba2	864
1,200	Discover Financial Services, Senior Notes, 10.25%, 07/15/19	Ba1	1,427
300	Garfunkelux Holdco 3 S.A., Senior Notes, 8.50%, 11/01/22 (g) (GBP)	B2	377
1,200	Goldman Sachs Group, Inc. 5.375%, 12/29/49	Ba1	1,184
625	HRG Group, Inc., Senior Notes, 7.875%, 07/15/19	Ba3	655

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$400	HSBC Holdings, plc, Senior Notes, 6.875%, 12/29/49	Baa3	$400
750	Hub Holdings LLC, Senior Notes, 8.125%, 07/15/19 (g)	Caa2	718
900	Hub International Limited, Senior Notes, 7.875%, 10/01/21 (g)	Caa2	866
250	Hub International Limited, Senior Notes, 9.25%, 02/15/21 (g)	B3	261
650	Icahn Enterprises, Senior Notes, 4.875%, 03/15/19	Ba3	637
450	Icahn Enterprises, Senior Notes, 6%, 08/01/20	Ba3	444
1,650	Intesa Sanpaolo Spa, 7.70%, 12/29/49 (g)	Ba3	1,446
1,465	JP Morgan Chase & Co. 5.30%, 12/29/49	Baa3	1,461
150	National Financial Partnership, Senior Notes, 9%, 07/15/21 (g)	Caa2	145
875	Nationstar Mortgage LLC, Senior Notes, 6.50%, 07/01/21	B2	753
225	Nationstar Mortgage LLC, Senior Notes, 7.875%, 10/01/20	B2	210
675	Navient Corporation, Senior Notes, 5%, 10/26/20	Ba3	629
900	Ocwen Financial Group, Senior Notes, 6.625%, 05/15/19	Caa1	617
850	OneMain Financial Holdings, Inc., Senior Notes, 7.25%, 12/15/21 (g)	B2	825
450	Provident Funding Associates, L.P., Senior Notes, 6.75%, 06/15/21 (g)	B1	428
1,125	Quicken Loans, Inc., Senior Notes, 5.75%, 05/01/25 (g)	Ba2	1,094
205	Royal Bank of Scotland Group, plc, Subordinated Notes, 6.125%, 12/15/22	Ba2	213
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$675	Springleaf Finance Corporation, Senior Notes, 8.25%, 12/15/20	B3	$672
1,100	USI Inc., Senior Notes, 7.75%, 01/15/21 (g)	Caa2	1,078
375	Walter Investment Management Corporation, Senior Notes, 7.875%, 12/15/21	Caa1	185
1,125	Wayne Merger Sub, LLC, Senior Notes, 8.25%, 08/01/23 (g)	Caa2	1,103
			25,214
Food/Tobacco — 1.89%
750	Dean Foods Company, Senior Notes, 6.50%, 03/15/23 (g)	B2	773
800	Minerva Luxembourg S.A., Senior Notes, 7.75%, 01/31/23 (g)	B1	814
675	Pinnacle Foods Finance, L.L.C., Senior Notes, 5.875%, 01/15/24 (g)	B2	707
525	Post Holdings, Inc., Senior Notes, 6.75%, 12/01/21 (g)	B3	555
825	Post Holdings, Inc., Senior Notes, 7.375%, 02/15/22	B3	867
425	Shearers Food, Inc., Senior Notes, 9%, 11/01/19 (g)	B1	448
			4,164
Forest Products — 1.40%
275	Cascades, Inc., Senior Notes, 5.50%, 07/15/22 (g)	Ba3	267
1,150	Cascades, Inc., Senior Notes, 5.75%, 07/15/23 (g)	Ba3	1,113
325	Graphic Packaging International, Inc., Senior Notes, 4.75%, 04/15/21	Ba2	340
625	Mercer International, Inc., Senior Notes, 7%, 12/01/19	B2	623
350	Mercer International, Inc., Senior Notes, 7.75%, 12/01/22	B2	350
400	Norbord, Inc., Senior Notes, 6.25%, 04/15/23 (g)	Ba2	409
			3,102

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
Gaming — 4.51%
$550	Boyd Gaming Corporation, Senior Notes, 6.375%, 04/01/26 (g)	B3	$576
850	Cirsa Funding Luxembourg S.A., Senior Notes, 5.875%, 05/15/23 (g) (EUR)	B2	949
875	Eldorado Resorts, Inc., Senior Notes, 7%, 08/01/23	Caa1	910
150	GLP Capital L.P., Senior Notes, 4.375%, 04/15/21	Ba1	155
275	GLP Capital L.P., Senior Notes, 5.375%, 04/15/26	Ba1	285
700	Great Canadian Gaming Corporation, Senior Notes, 6.625%, 07/25/22 (g) (CAD)	B1	554
959	International Game Technology Plc, Senior Notes, 6.25%, 02/15/22 (g)	Ba2	976
800	International Game Technology Plc, Senior Notes, 6.50%, 02/15/25 (g)	Ba2	804
425	Intralot Finance Luxembourg S.A., Senior Notes, 9.75%, 08/15/18 (g) (EUR)	B1	493
325	MGM Growth Properties Operating Partnership L.P., Senior Notes, 5.625%, 05/01/24 (g)	B2	342
600	MGM Resorts International, Senior Notes, 6%, 03/15/23	B1	633
925	MGM Resorts International, Senior Notes, 6.625%, 12/15/21	B1	999
375	Peninsula Gaming, LLC, Senior Notes, 8.375%, 02/15/18 (g)	Caa1	377
225	Rivers Pittsburgh Borrower, L.P., Senior Notes, 9.50%, 06/15/19 (g)	B3	231
275	Safari Holding Verwaltungs GmbH, Senior Notes, 8.25%, 02/15/21 (g) (EUR)	B2	321
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$500	Scientific Games International Inc., Senior Notes, 7%, 01/01/22 (g)	Ba3	$503
775	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.75%, 09/01/21 (g)	B2	845
			9,953
Health Care — 8.17%
450	AMAG Pharmaceuticals, Inc., Senior Notes, 7.875%, 09/01/23 (g)	B3	401
560	Capsugel S.A., Senior Notes, 7%, 05/15/19 (g)	Caa1	562
275	Centene Escrow Corporation, Senior Notes, 5.625%, 02/15/21 (g)	Ba2	287
175	Centene Escrow Corporation, Senior Notes, 6.125%, 02/15/24 (g)	Ba2	186
125	Concordia Healthcare Corporation, Senior Notes, 9.50%, 10/21/22 (g)	Caa2	117
450	Crimson Merger, Inc., Senior Notes, 6.625%, 05/15/22 (g)	Caa2	374
450	DPX Holdings BV, Senior Notes, 7.50%, 02/01/22 (g)	Caa1	458
725	Endo Finance LLC, Senior Notes, 6%, 07/15/23 (g)	B3	638
575	Endo Finance LLC, Senior Notes, 6%, 02/01/25 (g)	B3	499
150	HCA, Inc., Senior Notes, 5%, 03/15/24	Ba1	155
1,575	HCA, Inc., Senior Notes, 5.25%, 06/15/26	Ba1	1,634
275	Hill-Rom Holdings, Inc., Senior Notes, 5.75%, 09/01/23 (g)	B1	282
800	Iasis Healthcare Capital 8.375%, 05/15/19	Caa1	768
1,000	JLL/Delta Dutch Senior Notes, 8.75%, 05/01/20 (g)	Caa2	987
625	Kindred Healthcare, Inc., Senior Notes, 8%, 01/15/20	B3	619

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$450	Molina Healthcare, Inc., Senior Notes, 5.375%, 11/15/22 (g)	Ba3	$450
225	MPH Acquisition Holdings, Senior Notes, 7.125%, 06/01/24 (g)	Caa1	236
450	MPT Operating Partnership, L.P., Senior Notes, 6.375%, 03/01/24	Ba1	480
525	MPT Operating Partnership, L.P., Senior Notes, 6.875%, 05/01/21	Ba1	543
425	Surgery Center Holdings, Senior Notes, 8.875%, 04/15/21 (g)	Caa2	438
575	Synlab Bondco PLC, Senior Notes, 6.25%, 07/01/22 (g) (EUR)	B2	673
250	Synlab Bondco PLC, Senior Notes, 8.25%, 07/01/23 (g) (EUR)	Caa1	281
300	Tenet Healthcare Corporation, Senior Notes, 4.153%, 06/15/20	Ba3	298
1,332	Tenet Healthcare Corporation, Senior Notes, 6.75%, 06/15/23	Caa1	1,279
575	Tenet Healthcare Corporation, Senior Notes, 8.125%, 04/01/22	Caa1	586
675	Valeant Pharmaceuticals International, Senior Notes, 5.375%, 03/15/20 (g)	B3	577
2,350	Valeant Pharmaceuticals International, Senior Notes, 5.875%, 05/15/23 (g)	B3	1,898
2,200	Valeant Pharmaceuticals International, Senior Notes, 6.375%, 10/15/20 (g)	B3	1,892
350	Valeant Pharmaceuticals International, Senior Notes, 6.75%, 08/15/21 (g)	B3	299
150	Valeant Pharmaceuticals International, Senior Notes, 7%, 10/01/20 (g)	B3	134
			18,031
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
Information Technology — 6.15%
$875	Ancestry.com Inc., Senior Notes, 9.625%, 10/15/18 (g)	Caa1	$890
1,325	Ancestry.com Inc., Senior Notes, 11%, 12/15/20	B3	1,421
1,700	Bankrate, Inc., Senior Notes, 6.125%, 08/15/18 (g)	B2	1,687
700	Blue Coat Holdings, Inc., Senior Notes, 8.375%, 06/01/23 (g)	Caa2	791
11	CommScope Holding Company, Inc., Senior Notes, 6.625%, 06/01/20 (g)	B2	11
875	CommScope Technologies LLC, Senior Notes, 6%, 06/15/25 (g)	B2	901
325	Diamond 1 Finance Corporation, Senior Notes, 5.875%, 06/15/21 (g)	Ba2	332
525	Diamond 1 Finance Corporation, Senior Notes, 7.125%, 06/15/24 (g)	Ba2	549
300	Match Group, Inc., Senior Notes, 6.375%, 06/01/24 (g)	Ba3	310
575	Match Group, Inc., Senior Notes, 6.75%, 12/15/22 (g)	Ba3	595
350	Micron Technology, Inc., Senior Notes, 5.25%, 08/01/23 (g)	Ba3	299
675	Microsemi Corporation, Senior Notes, 9.125%, 04/15/23 (g)	B2	744
400	NXP B.V., Senior Notes, 5.75%, 02/15/21 (g)	Ba2	414
350	SS&C Technologies Holdings, Inc., Senior Notes, 5.875%, 07/15/23	B3	359
200	Veritas Bermuda Ltd., Senior Notes, 10.50%, 02/01/24 (g)	Caa1	170
1,425	Western Digital Corporation, Senior Notes, 7.375%, 04/01/23 (g)	Ba1	1,518
1,764	Western Digital Corporation, Senior Notes, 10.50%, 04/01/24 (g)	Ba2	1,887

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$650	Zebra Technologies Corporation, Senior Notes, 7.25%, 10/15/22	B2	$689
			13,567
Lodging — 1.00%
850	Hilton Worldwide Finance, Senior Notes, 5.625%, 10/15/21	Ba3	880
1,325	Playa Resorts Holding B.V., Senior Notes, 8%, 08/15/20 (g)	Caa1	1,332
			2,212
Manufacturing — 2.55%
700	Accudyne Industries Borrower S.C.A., Senior Notes, 7.75%, 12/15/20 (g)	Caa3	618
1,350	Apex Tool Group, Senior Notes, 7%, 02/01/21 (g)	Caa1	1,174
400	CNH Capital LLC, Senior Notes, 3.625%, 04/15/18	Ba1	401
500	Gardner Denver Inc., Senior Notes, 6.875%, 08/15/21 (g)	Caa2	453
150	Manitowoc Food Service, Senior Notes, 9.50%, 02/15/24 (g)	Caa1	167
600	Milacron LLC, Senior Notes, 7.75%, 02/15/21 (g)	Caa1	615
700	Pfleiderer GmbH, Senior Notes, 7.875%, 08/01/19 (EUR)	B2	804
700	Sensata Technologies UK Financing Company plc, Senior Notes, 6.25%, 02/15/26 (g)	Ba3	721
675	Terex Corporation, Senior Notes, 6%, 05/15/21	B2	673
			5,626
Metals & Mining — 6.73%
350	Aleris International, Inc., Senior Notes, 7.875%, 11/01/20	Caa2	307
450	ArcelorMittal, Senior Notes, 10.85%, 06/01/19	Ba2	530
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$825	BlueScope Steel (Finance) Limited, Senior Notes, 6.50%, 05/15/21 (g)	Ba2	$854
229	BlueScope Steel (Finance) Limited, Senior Notes, 7.125%, 05/01/18 (g)	Ba2	236
1,125	Constellium NV, SeniorNotes, 7.875%, 04/01/21 (g)	B2	1,159
675	Eldorado Gold Corporation, Senior Notes, 6.125%, 12/15/20 (g)	B1	668
1,175	FMG Resources, Senior Notes, 9.75%, 03/01/22 (g)	Ba2	1,287
475	Freeport McMoran, Inc., Senior Notes, 2.375%, 03/15/18	B1	464
225	Freeport McMoran, Inc., Senior Notes, 3.10%, 03/15/20	B1	213
325	Freeport McMoran, Inc., Senior Notes, 4%, 11/14/21	B1	297
450	Freeport McMoran, Inc., Senior Notes, 5.40%, 11/14/34	B1	358
1,775	HudBay Minerals, Inc., Senior Notes, 9.50%, 10/01/20	Caa1	1,487
825	Lundin Mining Corporation, Senior Notes, 7.50%, 11/01/20 (g)	B1	837
225	Lundin Mining Corporation, Senior Notes, 7.875%, 11/01/22 (g)	B1	232
1,075	Murray Energy Corporation, Senior Notes, 11.25%, 04/15/21 (g)	C	301
425	Novelis, Inc., Senior Notes, 8.75%, 12/15/20	B2	443
875	Nyrstar Netherlands Holdings B.V., Senior Notes, 8.50%, 09/15/19 (g) (EUR)	Caa1	981
1,050	Ryerson Inc., Senior Secured Notes, 11%, 05/15/22 (g)	Caa1	1,087

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$375	Teck Resources Limited, Senior Notes, 6%, 08/15/40	Caa1	$262
500	Teck Resources Limited, Senior Notes, 6.25%, 07/15/41	Caa1	357
325	Teck Resources Limited, Senior Notes, 8%, 06/01/21 (g)	B1	335
140	Vale Overseas Limited, Senior Notes, 4.375%, 01/11/22	Ba3	131
616	Vale Overseas Limited, Senior Notes, 5.875%, 06/10/21	Ba3	614
975	Vale Overseas Limited, Senior Notes, 6.875%, 11/21/36	Ba3	887
525	Zekelman Industries, Senior Notes, 9.875%, 06/15/23 (g)	Caa2	529
			14,856
Other Telecommunications — 2.32%
600	Century Link Inc., Senior Notes, 7.50%, 04/01/24	Ba3	603
50	Earthlink Inc., Senior Notes, 7.375%, 06/01/20	Ba3	52
475	Equinix, Inc., Senior Notes, 5.375%, 01/01/22	B1	489
250	Equinix, Inc., Senior Notes, 5.75%, 01/01/25	B1	258
875	Frontier Communications, Inc., Senior Notes, 8.875%, 09/15/20	Ba3	934
625	Level 3 Communications, Inc., Senior Notes, 5.75%, 12/01/22	B2	636
225	Level 3 Financing, Inc., Senior Notes, 5.25%, 03/15/26 (g)	B1	220
725	Level 3 Financing, Inc., Senior Notes, 5.375%, 01/15/24	B1	730
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$250	Level 3 Financing, Inc., Senior Notes, 5.625%, 02/01/23	B1	$252
650	Rackspace Hosting, Inc., Senior Notes, 6.50%, 01/15/24 (g)	Ba1	643
300	Zayo Group, LLC, Global Notes, 6.375%, 05/15/25	B3	308
			5,125
Publishing — 1.60%
625	Cengage Learning, Inc., Senior Notes, 9.50%, 06/15/24 (g)	Caa1	637
225	EMI Music Publishing Group, Senior Notes, 7.625%, 06/15/24 (g)	B3	231
250	Harland Clarke Holdings Corporation, Senior Notes, 6.875%, 03/01/20 (g)	B1	231
325	Harland Clarke Holdings Corporation, Senior Notes, 9.75%, 08/01/18 (g)	B1	331
600	McGraw Hill Global, Senior Notes, 7.875%, 05/15/24 (g)	B1	621
575	MHGE Parent, LLC, Senior Notes, 8.50%, 08/01/19 (g)	Caa1	579
875	Trader Corporation, Senior Notes, 9.875%, 08/15/18 (g)	B1	900
			3,530
Real Estate Investment Trust Securities — .12%
250	VEREIT Operating Partnership, L.P., Senior Securities, 4.125%, 06/01/21	Ba1	261
Restaurants — .90%
425	1011778 B.C. United Liability Company, Senior Notes, 4.625%, 01/15/22 (g)	Ba3	431
225	KFC Holding Company, Senior Notes, 5%, 06/01/24 (g)	B1	230
450	KFC Holding Company, Senior Notes, 5.25%, 06/01/26 (g)	B1	461

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$300	P.F. Chang's China Bistro, Inc., Senior Notes, 10.25%, 06/30/20 (g)	Caa1	$276
575	Seminole Hard Rock Entertainment Inc., Senior Notes, 5.875%, 05/15/21 (g)	B2	581
			1,979
Retail — 2.25%
1,050	Argos Merger, Inc., Senior Notes, 7.125%, 03/15/23 (g)	B3	1,079
150	Claire's Stores, Inc., Senior Subordinated Notes, 10.50%, 06/01/17	Ca	81
350	JC Penney Corporation, Inc., Senior Notes, 5.875%, 07/01/23 (g)	B1	352
750	JC Penney Corporation, Inc., Senior Notes, 8.125%, 10/01/19	Caa2	775
325	JoAnn Stores Holdings, Inc., Senior Notes, 9.75%, 10/15/19 (g)	Caa1	281
550	JoAnn Stores LLC, Senior Notes, 8.125%, 03/15/19 (g)	B3	527
400	Kirk Beauty One GmbH, Senior Notes, 8.75%, 07/15/23 (g) (EUR)	Caa1	469
120	Matalan Finance Plc, Senior Notes, 6.875%, 06/01/19 (g) (GBP)	B2	123
425	New Look Secured Issuer Plc, Senior Notes, 6.50%, 07/01/22 (g) (GBP)	B1	519
125	New Look Senior Issuer Plc, Senior Notes, 8%, 07/01/23 (g) (GBP)	Caa1	144
725	The Men's Warehouse, Inc., Senior Notes, 7%, 07/01/22	B2	608
			4,958
Satellites — 1.28%
775	Hughes Satellite Systems, Inc., Senior Notes, 7.625%, 06/15/21	B3	834
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$825	Intelsat Jackson Holdings Ltd., Senior Notes, 7.25%, 10/15/20	Caa2	$588
1,275	Intelsat Jackson Holdings Ltd., Senior Notes, 7.50%, 04/01/21	Caa2	880
525	Intelsat Jackson Holdings Ltd., Senior Notes, 8%, 02/15/24 (g)	B1	520
			2,822
Services — 7.68%
525	Acosta, Inc., Senior Notes, 7.75%, 10/01/22 (g)	Caa1	463
350	The ADT Corporation, Senior Notes, 4.125%, 06/15/23	Ba2	327
600	The ADT Corporation, Senior Notes, 6.25%, 10/15/21	Ba2	637
550	Alliance Data Systems Company, Senior Notes, 5.375%, 08/01/22 (g)	(e)	525
250	Ashtead Capital Inc., Senior Notes, 6.50%, 07/15/22 (g)	Ba3	258
825	Avis Budget Car, Senior Notes, 5.25%, 03/15/25 (g)	B1	738
425	Blueline Rental Finance, Senior Notes, 7%, 02/01/19 (g)	B3	364
1,625	CEB, Inc., Senior Notes, 5.625%, 06/15/23 (g)	Ba3	1,580
700	Corelogic Inc., Senior Notes, 7.25%, 06/01/21	Ba3	726
750	First Data Corporation, Senior Notes, 5.375%, 08/15/23 (g)	B1	759
3,425	First Data Corporation, Senior Notes, 7%, 12/01/23 (g)	Caa1	3,476
675	H&E Equipment Services, Senior Notes, 7%, 09/01/22	B3	699
541	Lender Processing Services, Inc., Senior Notes, 5.75%, 04/15/23	Baa3	566
1,600	Lincoln Finance Limited, Senior Notes, 6.875%, 04/15/21 (g) (EUR)	B1	1,900

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$150	Loxam SAS, Senior Subordinated Notes, 7%, 07/23/22 (g) (EUR)	(e)	$177
425	MSCI, Inc., Senior Notes, 5.25%, 11/15/24 (g)	Ba2	432
325	Nord Anglia Education Finance LLC, Senior Notes, 5.75%, 07/15/22 (g) (CHF)	B1	337
925	Outerwall, Inc., Senior Notes, 6%, 03/15/19	B1	853
475	Prime Security One , LLC, Senior Notes, 4.875%, 07/15/32 (g)	(e)	363
300	Prime Security Services Borrower, LLC, Senior Notes, 9.25%, 05/15/23 (g)	B3	318
225	Sabre GLBL, Inc., Senior Notes, 5.375%, 04/15/23 (g)	Ba3	228
900	Safway Group Holding LLC, Senior Notes, 7%, 05/15/18 (g)	B3	902
650	Transworld Systems, Inc., Senior Notes, 9.50%, 08/15/21 (g)	Caa2	315
			16,943
Supermarkets — 1.92%
725	Albertsons Companies, LLC, Senior Notes, 6.625%, 06/15/24 (g)	B3	749
325	Albertson's Inc., Senior Notes, 7.45%, 08/01/29	(e)	317
200	Albertson's Inc., Senior Notes, 8%, 05/01/31	(e)	198
1,325	Rite Aid Corporation, Senior Notes, 6.125%, 04/01/23 (g)	B3	1,418
1,300	Rite Aid Corporation, Senior Notes, 6.75%, 06/15/21	B3	1,372
182	Safeway, Inc., Senior Notes, 7.25%, 02/01/31	B3	175
			4,229
Transportation — .40%
325	OPE KAG Finance, Senior Notes, 7.875%, 07/31/23 (g)	B3	321
Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
$125	Swissport Investments, S.A., Senior Notes, 6.75%, 12/15/21 (g) (EUR)	B1	$142
425	Watco Companies, LLC, Senior Notes, 6.375%, 04/01/23 (g)	B3	421
			884
Utilities — 3.50%
850	AES Corporation, Senior Notes, 5.50%, 03/15/24	Ba3	871
400	AES Corporation, Senior Notes, 6%, 05/15/26	Ba3	409
625	Calpine Corporation, Senior Notes, 5.375%, 01/15/23	B2	609
825	ContourGlobal Power Holdings S.A., Senior Notes, 5.125%, 06/15/21 (g) (EUR)	(e)	906
675	Dynergy Finance, Senior Notes, 6.75%, 11/01/19	B3	677
1,646	Energy Future Intermediate Holding Company, Senior Secured Notes, 11.75%, 03/01/22 (a)(b)(g)	(e)	1,930
1,150	NRG Energy, Inc., Senior Notes, 6.625%, 03/15/23	B1	1,133
675	NRG Energy, Inc., Senior Notes, 7.25%, 05/15/26 (g)	B1	672
450	TerraForm Power Operating LLC, Senior Notes, 5.875%, 02/01/23 (g)	Caa1	428
100	TerraForm Power Operating LLC, Senior Notes, 6.125%, 06/15/25 (g)	Caa1	94
			7,729
Wireless Communications — 5.41%
675	Arqiva Broadcasting, Senior Notes, 9.50%, 03/31/20 (g) (GBP)	B3	953
400	Digicel Group Limited, Senior Notes, 6%, 04/15/21 (g)	B1	342
250	Digicel Group Limited, Senior Notes, 7.125%, 04/01/22 (g)	Caa1	186
1,375	Digicel Group Limited, Senior Notes, 8.25%, 09/30/20 (g)	Caa1	1,145

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

Principal Amount/Units		Moody's Rating (Unaudited)	Value (Note 1)
CORPORATE DEBT SECURITIES — continued
$500	OTE Plc, Senior Notes, 7.875%, 02/07/18 (EUR)	Caa2	$590
825	Sable International Finance Limited, Senior Notes, 6.875%, 08/01/22 (g)	Ba3	821
2,500	Sprint Communications, Inc., Senior Notes, 8.75%, 03/15/32	Caa1	2,128
325	TBG Global Pte. Ltd., Senior Notes, 5.25%, 02/10/22	(e)	327
275	T-Mobile, USA, Inc., Senior Notes, 6%, 04/15/24	Ba3	285
300	T-Mobile, USA, Inc., Senior Notes, 6.375%, 03/01/25	Ba3	314
175	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/24	Ba3	184
2,400	T-Mobile, USA, Inc., Senior Notes, 6.50%, 01/15/26	Ba3	2,532
180	VB S1 Issuer LLC, Senior Notes, 6.901%, 06/15/46 (g)	(e)	179
305	Vimpelcom Holdings, Senior Notes, 5.20%, 02/13/19 (g)	Ba3	314
1,725	Wind Acquistion Holdings Finance S.A., Senior Notes, 7.375%, 04/23/21 (g)	Caa1	1,652
			11,952
	Total Corporate Debt Securities (Total cost of $289,257)		285,826
BANK DEBT SECURITIES — .22% (d)(f)
Energy — .22%
514	Hercules Offshore Inc., 10.50%, 05/06/20 (b)	(e)	489
	Total Bank Debt Securities (Total cost of $498)		489
Shares
PREFERRED STOCK — .66% (d)(f)
Health Care — .20%
539	Allergan Plc, Convertible, 5.50%	(e)	449
Shares		Moody's Rating (Unaudited)	Value (Note 1)
Wireless Communications — .46%
2,207	American Tower Corporation, Convertible, 5.25%	(e)	$248
2,159	American Tower Corporation, Convertible, 5.50%	(e)	243
2,800	Crown Castle International Corp., Convertible, 4.50%	(e)	339
2,476	T-Mobile US, Inc., Convertible, 5.50%	(e)	182
			1,012
	Total Preferred Stock (Total cost of $1,381)		1,461
COMMON STOCK — 1.34% (d)(f)
17,400	First Data Corporation (c)		193
3,000	Howard Hughes Corporation (c)		343
6,025	Liberty Broadband Corporation (c)		362
28,643	NRG Energy, Inc		429
6,750	Pacific Exploration Corporation, Warrants (b)(c)(i)		22
26,400	Rowan Companies plc (c)		466
267	Sentry Holdings A (c)(i) (GBP)		—
59,572	Sentry Holdings B (c)(i) (GBP)		40
15,600	T-Mobile US, Inc. (c)		675
21,900	YPF S.A. ADR		420
			2,950
	Total Common Stock (Total cost of $3,015)		2,950
	TOTAL INVESTMENTS — 131.71% (d) (Total cost of $294,151)		290,726
	CASH AND OTHER ASSETS LESS LIABILITIES — (31.71)% (d)		(70,001)
	NET ASSETS — 100.00%		$220,725

(a)  Denotes income is not being accrued.

(b)  Denotes issuer is in bankruptcy proceedings.

(c)  Non-income producing.

(d)  Percentages indicated are based on total net assets to common shareholders of $220,725.

(e)  Not rated.

(f)  All of the Fund's investments and other assets are pledged as collateral in accordance with a credit agreement with The Bank of Nova Scotia.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Schedule of Investments — June 30, 2016 (Unaudited) — Continued (Dollar Amounts in Thousands)

(g)  Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Unless otherwise noted, 144A Securities are deemed to be liquid. See Note 1of the Notes to Financial Statements for valuation policy. Total market value of Rule 144A securities amounted to $167,620 as of June 30, 2016.

(h)  Pay-In-Kind

(i)  Level 3 in fair value hierarchy. See Note 1.

(CAD)  Canadian Dollar

(CHF)  Swiss Franc

(EUR)  Euro

(GBP)  British Pound

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2016 (Unaudited)
(Dollars in thousands, except shares and per share amounts)

Assets:
INVESTMENTS IN SECURITIES, at value (Identified cost of $294,151 see Schedule of Investments and Note 1)	$290,726
CASH	2,008
RECEIVABLES:
Investment securities sold	465
Interest and dividends	5,351
PREPAID EXPENSES	42
UNREALIZED GAIN ON CURRENCY AND FORWARD CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	579
Total assets	$299,171
Liabilities:
CREDIT AGREEMENT (Note 4)	$76,000
PAYABLES:
Investment securities purchased	1,993
Dividend on common stock	69
Interest on loan (Note 4)	73
ACCRUED EXPENSES (Note 3)	183
UNREALIZED LOSS ON CURRENCY AND FOREIGN CURRENCY EXCHANGE CONTRACTS (Notes 1 and 7)	128
Total liabilities	$78,446
Net Assets	$220,725
Represented By:
COMMON STOCK:
$0.01 par value, 40,000,000 shares authorized, 23,368,918 shares issued and outstanding	$234
CAPITAL IN EXCESS OF PAR VALUE	268,521
UNDISTRIBUTED NET INVESTMENT INCOME (Note 2)	1,387
ACCUMULATED NET REALIZED LOSS FROM SECURITIES TRANSACTIONS (Note 2)	(46,443)
NET UNREALIZED DEPRECIATION ON INVESTMENTS AND FORWARD CURRENCY EXCHANGE CONTRACTS	(2,974)
Net Assets Applicable To Common Stock (Equivalent to $9.45 per share, based on 23,368,918 shares outstanding)	$220,725

Statement of Operations
For the Six Months Ended
June 30, 2016 (Unaudited) (Dollars in thousands)

Investment Income: (Note 1)
Interest income	$10,497
Dividend income	70
Total investment income	$10,567
Expenses:
Cost of leverage:
Interest expense (Note 4)	$601
Loan fees (Note 4)	8
Total cost of leverage	$609
Professional services:
Investment Advisor (Note 3)	$523
Custodian and transfer agent	162
Legal	149
Audit	29
Total professional services	$863
Administrative:
General administrative (Note 6)	$228
Directors	151
Insurance	68
Shareholder communications	19
Miscellaneous	15
NYSE	13
Total administrative	$494
Total expenses	$1,966
Net investment income	$8,601
Realized and Unrealized Gain (Loss) on Investment Activities:
Realized loss on investments and currencies, net	$(6,007)
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	$18,619
Net gain on investments	$12,612
Net increase in net assets resulting from operations	$21,213

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statements of Changes in Net Assets (Dollars in thousands, except shares and per share amounts)

	Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015
From Operations:
Net investment income	$8,601	$17,773
Realized loss on investments and currencies, net	(6,007)	(8,653)
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	18,619	(19,470)
Net increase (decrease) in net assets resulting from operations	$21,213	$(10,350)
Distributions to Common Stockholders:
From net investment income ($.30 and $.81 per share in 2016 and 2015, respectively)	$(7,011)	$(18,869)
Total net increase (decrease) in net assets	$14,202	$(29,219)
Net Assets Applicable to Common Stock:
Beginning of period	$206,523	$235,742
End of period (Including $1,387 and $82 of undistributed net investment income/(loss) at June 30, 2016 and December 31, 2015, respectively)	$220,725	$206,523

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2016	For the Years Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011
NET ASSET VALUE:
Beginning of period	$8.84	$10.09	$10.58	$10.49	$9.58	$10.17
NET INVESTMENT INCOME	.37	.76	.80	.83	.93	1.03
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	.54	(1.20)	(.45)	.12	.96	(.57)
DISTRIBUTIONS FROM NET INVESTMENT INCOME RELATED TO PREFERRED STOCK: (b)	—	—	—	—	(.01)	(.01)
TOTAL FROM INVESTMENT OPERATIONS	.91	(.44)	.35	.95	1.88	.45
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(.30)	(.81)	(.84)	(.86)	(.97)	(1.04)
TOTAL DISTRIBUTIONS	(.30)	(.81)	(.84)	(.86)	(.97)	(1.04)
NET ASSET VALUE:
End of period	$9.45	$8.84	$10.09	$10.58	$10.49	$9.58
PER SHARE MARKET VALUE:
End of period	$8.55	$7.66	$8,94	$9.65	$10.45	$10.21
TOTAL INVESTMENT RETURN†	15.71%	(5.68)%	1.02%	.73%	12.18%	13.61%

  †  Total investment return is calculated assuming a purchase of $1,000 of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Financial Highlights
Selected Per Share Data and Ratios
For Each Share of Common Stock Outstanding Throughout the Period — Continued

	For the Six Months Ended June 30, 2016		For the Years Ended December 31,
	(Unaudited)		2015	2014	2013	2012	2011
NET ASSETS, END OF PERIOD, APPLICABLE TO COMMON STOCK (a)	$220,725		$206,523	$235,742	$247,288	$244,631	$221,656
NET ASSETS, END OF PERIOD, APPLICABLE TO PREFERRED STOCK (a)(b)	—		—	—	—	—	$85,425
TOTAL NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK, END OF PERIOD (a)(b)	$220,725		$206,523	$235,742	$247,288	$244,631	$307,081
EXPENSE RATIOS:
Ratio of interest expense to average net assets*	.57	%**	.42%	.40%	.43%	.06%	—
Ratio of preferred and other leverage expenses to average net assets*	.01	%**	.01%	—	—	.04%	.04%
Ratio of operating expenses to average net assets*	1.29	%**	1.20%	1.14%	1.23%	1.38%	1.42%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS*	1.87	%**	1.63%	1.54%	1.66%	1.48%	1.46%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS*	8.20	%**	7.65%	7.41%	7.82%	9.07%	10.10%
RATIO OF TOTAL EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—		—	—	—	1.13%	1.07%
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS APPLICABLE TO COMMON AND PREFERRED STOCK (b)	—		—	—	—	6.94%	7.41%
PORTFOLIO TURNOVER RATE	39.74%		71.73%	48.26%	63.65%	69.91%	58.91%

  (a)  Dollars in thousands.

  (b)  In November 2012, the preferred stock was redeemed.

  *  Ratios calculated on the basis of expenses and net investment income applicable to the common shares relative to the average net assets of the common stockholders only.

  **  Annualized

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Information Regarding
Senior Securities

	June 30, 2016	As of December 31,
	(Unaudited)	2015	2014	2013	2012	2011
TOTAL AMOUNT OUTSTANDING:
Preferred Stock	$—	$—	$—	$—	$—	$85,425,000
Credit Agreement	$76,000,000	$80,000,000	$90,000,000	$100,000,000	$85,425,000	—
ASSET COVERAGE:
Per Preferred Stock Share (1)	$—	$—	$—	$—	$—	$89,869
Per $1,000 borrowed under Credit Agreement (2)	$3,904	$3,582	$3,619	$3,473	$3,864	—
Credit Agreement Asset Coverage (3)	390%	358%	362%	347%	386%	—
INVOLUNTARY LIQUIDATION PREFERENCE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$—	$—	$25,000
LIQUIDATION VALUE:
Per Preferred Stock Share (4)(5)	$—	$—	$—	$—	$—	$25,000

  (1)  Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the number of preferred shares outstanding.

  (2)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility, (per $1,000 of amount borrowed).

  (3)  Calculated by subtracting the Fund's total liabilities excluding the amount borrowed under the credit facility, from the Fund's total assets and dividing such amount by the amount borrowed under the credit facility.

  (4)  Plus accumulated and unpaid dividends.

  (5)  In November 2012, the Fund redeemed all outstanding shares of its preferred stock at the liquidation preference per share of $25,000.

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Statement of Cash Flows (Dollars in thousands)

For the Six Months Ended June 30, 2016 (Unaudited)
Cash Flows From Operating Activities:
Purchases of portfolio securities	$(114,208)
Sales of portfolio securities	117,330
Net purchases, sales and maturities of short-term securities	9
Interest and dividends received	10,361
Operating expenses paid	(1,971)
Net cash provided by operating activities	$11,521
Cash Flows From Financing Activities:
Credit facility reduction	(4,000)
Common stock dividends	(9,181)
Net cash used by financing activities	$(13,181)
Net Decrease in Cash	$(1,660)
Cash at Beginning of Period	3,668
Cash at End of Period	$2,008
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchases of portfolio securities	$(114,208)
Sales of portfolio securities	117,330
Net purchases, sales and maturities of short-term securities	9
Net increase in net assets resulting from operations	21,213
Amortization of interest	(130)
Net realized loss on investments and currencies	6,007
Change in net unrealized appreciation/(depreciation) on investments and other financial instruments	(18,619)
Increase in interest and dividend receivable	(76)
Decrease in prepaid expenses	53
Decrease in accrued expenses and other payables	(58)
Net cash provided by operating activities	$11,521

The accompanying notes are an integral part of these financial statements.

The New America High Income Fund, Inc.

Notes to Financial Statements
June 30, 2016 (Unaudited)

(1) Significant Accounting and Other Policies

The New America High Income Fund, Inc. (the Fund) was organized as a corporation in the state of Maryland on November 19, 1987 and is registered with the Securities and Exchange Commission as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services Investment Companies". The Fund commenced operations on February 26, 1988. The investment objective of the Fund is to provide high current income while seeking to preserve stockholders' capital through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities.

The Fund invests primarily in fixed maturity corporate debt securities that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a Fund that is more diversified. See the schedule of investments for information on individual securities as well as industry diversification and credit quality ratings.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States for investment companies that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

(a)  Valuation of Investments—Except as otherwise described below, the Fund's investments are valued based on evaluated bid prices provided by an independent pricing service. Independent pricing services provide prices based primarily on quotations from dealers and brokers, market transactions, data accessed from quotations services, offering sheets obtained from dealers and various relationships among similar securities. Investments whose primary market is on an exchange are valued at the last sale price on the day of valuation. Short-term investments with original maturities of 60 days or less are stated at amortized cost, which approximates the fair value of such investments. Following procedures approved by the Board of Directors, investments for which market prices are not yet provided by an independent pricing service (primarily newly issued fixed-income corporate bonds and notes) shall be valued at the most recently quoted bid price provided by a principal market maker for the security. Other investments for which market quotations are not readily available are valued in good faith at fair value using methods approved by the Board of Directors. Fair value measurement is further discussed in section (f) of this footnote.

(b)  Foreign Currency—Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U. S. dollar amounts on the respective dates of such transactions.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2016 (Unaudited)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transaction, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

(c)  Foreign Currency Forward Exchange Contracts—The Fund may enter into foreign currency forward exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(d)  Securities Transactions and Net Investment Income—Securities transactions are recorded on trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Interest income is accrued on a daily basis. Discount on short-term investments is amortized to investment income. Premiums or discounts on corporate debt securities are amortized based on the interest method for financial reporting purposes. All income on original issue discount and step interest bonds is accrued based on the effective interest method. The Fund does not amortize market premiums or discounts for tax purposes. Dividend payments received in the form of additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

(e)  Federal Income Taxes—It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders each year. Accordingly, no federal income tax provision is required.

(f)  Fair Value Measurement—The Fund applies ASC 820 "Fair Value Measurements and Disclosures". This standard establishes the definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2016 (Unaudited)

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Fund's major asset and liability categories is as follows.

Debt securities (corporate, convertible & bank debt). The fair value of debt securities is provided by independent pricing services using quotations from dealers and brokers, market transactions, data from quotations services, offering sheets and various relationships between securities. While most corporate bonds are categorized in level 2 of the fair value hierarchy, there may be instances where less observable inputs necessitate a level 3 categorization.

Equity securities (preferred and common stock). Equity securities for which the primary market is on an exchange will be valued at the last sale price on the day of valuation and are categorized in level 1 of the fair value hierarchy. Other equity securities traded in inactive markets or valued by independent pricing services using methods similar to debt securities are categorized in level 2. The fair value of equity securities in which observable inputs are unavailable are categorized in level 3.

Short-term investments. Short-term investments are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely the values would be categorized in level 2 of the fair value hierarchy.

Forwards are valued at the unrealized gain or loss on the contract as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Forwards are categorized in level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Investments
Debt Securities*	$—	$286,077	$238	$286,315
Preferred Stock
Health Care	449	—	—	449
Wireless Communications	1,012	—	—	1,012
Common Stock
Building & Real Estate	343	—	—	343
Cable	362	—	—	362
Energy	886	—	22	908
Financial	—	—	40	40
Services	193	—	—	193
Utilities	429	—	—	429
Wireless Communications	675	—	—	675
Total Investments	$4,349	$286,077	$300	$290,726

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2016 (Unaudited)

	Level 1	Level 2	Level 3	Total Value
	Quoted Prices (000's)	Significant Observable Inputs (000's)	Significant Unobservable Inputs (000's)	(000's)
Forward Currency Exchange Contracts	$—	$459	$—	$459

*  Debt Securities — Type of debt and industries are shown on the Schedule of Investments.

The Fund owned four Level 3 securities at June 30, 2016. They are identified on the Schedule of Investments with a footnote (i) and have a value of $300,000. The value was determined by the Valuation Committee of the Fund's investment advisor, T. Rowe Price, under procedures approved by the Board of Directors. The techniques used to arrive at this valuation take into account the absence of trading, the occurrence of company specific or industry events, liquidity, broker coverage and other market factors.

The following is a reconciliation of Fund investments using Level 3 inputs for the period:

Securities
Balance, December 31, 2015	$—
Net purchases/(sales)	260
Change in unrealized appreciation (depreciation)	—
Realized gain (loss)	—
Transfers to Level 3 from Level 2	40
Balance, June 30, 2016	$300

Level 1 and Level 2 assets are evaluated on a quarterly basis for changes in listings or delistings on national exchanges.

Transfers between levels are recognized at the value at the end of the reporting period. During the six months ended June 30, 2016, the Fund recognized no transfers between Levels 1 and 2.

(2) Tax Matters and Distributions

At June 30, 2016, the total cost of securities (including temporary cash investments) for federal income tax purposes was approximately $294,223,000. Aggregate gross unrealized gain on securities in which there was an excess of value over tax cost was approximately $7,432,000. Aggregate gross unrealized loss on securities in which there was an excess of tax cost over value was approximately $10,929,000. Net unrealized loss on investments for tax purposes at June 30, 2016 was approximately $3,497,000.

At December 31, 2015, the Fund had approximate capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

Carryover Available	Character	Expiration Date
$2,073,000		December 31, 2016
26,830,000		December 31, 2017
6,644,000	Short-term	None
2,266,000	Long-term	None
$37,813,000

As a result of the passage of the Regulated Investment Company Modernization Act of 2010 (the "Act"), losses incurred in this fiscal year and beyond retain their character as short-term or long-term, have no expiration date and are utilized before the capital losses incurred prior to the enactment of the Act. At December 31, 2015, the Fund had total capital loss carryforwards of $37,813,000. At December 31, 2015, the Fund has post October capital loss deferrals of $2,853,000 which will be recognized in 2016.

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carry forward.

The tax character of distributions paid to common shareholders in 2015 and 2014 of approximately $18,869,000 and $19,513,000, respectively, was from ordinary income.

As of December 31, 2015, the components of distributable earnings on a tax basis were approximately:

Undistributed Ordinary income	$834,000
Unrealized Loss Investments and Currencies	(22,400,000)
Capital Losses Carry Forward	(37,813,000)
Post October Losses	(2,853,000)
$(62,232,000)

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2016 (Unaudited)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to market discount adjustments, wash sales and post-October losses. The Fund has recorded several reclassifications in the capital accounts to present undistributed net investment income and accumulated net realized losses on a tax basis. These reclassifications have no impact on the net asset value of the Fund. For the year ended December 31, 2015, permanent differences between book and tax accounting have been reclassified as follows:

Increase (decrease) in:

Undistributed net investment income	$1,246,000
Capital in excess of par value	$1,000
Accumulated net realized loss from securities transactions	$(1,247,000)

Distributions on common stock are declared based upon annual projections of the Fund's investment company taxable income. The Fund records all dividends and distributions payable to shareholders on the ex-dividend date and declares and distributes income dividends monthly.

The Fund is required to amortize market discounts and premiums for financial reporting purposes. This results in additional interest income in some years and decreased interest income in others for financial reporting purposes only. The Fund does not amortize market discounts or premiums for tax purposes. Therefore, the additional or decreased interest income for financial reporting purposes does not result in additional or decreased common stock dividend income.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012-2014, or expected to be taken in the Fund's 2015 tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(3) Investment Advisory Agreement

T. Rowe Price Associates, Inc. (T. Rowe Price), the Fund's Investment Advisor, earned approximately $523,000 in management fees during the six months ended June 30, 2016. Management fees paid by the Fund to T. Rowe Price were calculated at 0.50% on the first $50,000,000 of the Fund's average weekly net assets, 0.40% on the next $50 million and 0.30% on average weekly net assets in excess of $100 million. T. Rowe Price's fee is calculated based on assets attributable to the Fund's common stock and senior securities. At June 30, 2016, the fee payable to T. Rowe Price was approximately $89,000, which was included in accrued expenses on the accompanying statement of assets and liabilities.

(4) Bank Credit Agreement

The Fund has a credit agreement with The Bank of Nova Scotia pursuant to which the Fund may borrow up to an aggregate amount of $100,000,000. During the six months ended June 30, 2016 the Fund had a net loan reduction of $4,000,000. On June 30, 2016 the total amount outstanding on the loan was $76,000,000. The term of the facility has been extended to October 2016. Amounts borrowed under the credit facility bear interest at an adjustable rate based on a margin above LIBOR. The rate paid on these borrowings is approximately 1.35% and will be in effect until July 8, 2016 at which time the rate will be reset. For the six months ended June 30, 2016 the weighted average rate on the loan was approximately 1.33% and the maximum amount borrowed during the period was $90,000,000.

The Fund pays a commitment fee to The Bank of Nova Scotia at a rate of .15% per annum for any unused

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2016 (Unaudited)

portion of borrowings not to exceed $100,000,000. For the six months ended June 30, 2016 the Fund paid approximately $8,000 for this commitment.

The Fund has granted to The Bank of Nova Scotia a security interest in the investments and other assets of the Fund in accordance with the Credit Agreement.

(5) Purchases and Sales of Securities

Purchases and proceeds of sales or maturities of long-term securities during the six months ended June 30, 2016 were approximately:

Cost of purchases	$116,121,000
Proceeds of sales or maturities	$117,623,000

(6) Related Party Transactions

The Fund paid approximately $96,000 during the six months ended June 30, 2016 to an officer of the Fund for the provision of certain administrative services.

(7) Derivative Contracts (Unaudited) (Currency Amounts in Thousands)

Forward Currency Exchange Contracts—As of June 30, 2016 the Fund had forward currency exchange contracts outstanding as follows:

Counterparty	Settlement Date	Receive (Deliver)		Asset	Liability	Unrealized Appreciation (Depreciation)
Morgan Stanley	7/15/16	GBP	86	$114	$124	$(10)
Barclays Bank	7/15/16	GBP	818	1,088	1,183	(95)
Westpac Banking	7/15/16	GBP	(3,055)	4,355	4,067	288
Barclays Bank	7/15/16	GBP	(105)	155	139	16
Standard Chartered Bank	8/19/16	CHF	(343)	354	352	2
JP Morgan	9/15/16	EUR	104	115	117	(2)
JP Morgan	9/15/16	EUR	104	116	118	(2)
Royal Bank of Scotland	9/15/16	EUR	130	144	147	(3)
Deutsche Bank	9/15/16	EUR	243	270	270	—
Standard Chartered Bank	9/15/16	EUR	(14,509)	16,407	16,143	264
Citibank	9/15/16	EUR	(699)	787	778	9
Bank of America	9/30/16	CAD	(736)	562	570	(8)
Net unrealized gain on open forward currency exchange contracts						$459

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
June 30, 2016 (Unaudited)

Fair Value of Derivative Instruments—The fair value of derivative instruments as of June 30, 2016 was as follows:

	Asset Derivatives June 30, 2016
	Statement of Assets and Liabilities Location	Fair Value
Forward currency contracts	Unrealized gain on currency and forward currency exchange contracts	$579
	Unrealized loss on currency and forward currency exchange contracts	(120)

The effect of derivative instruments that are included on the Statement of Operations for the six months ended June 30, 2016 was as follows:

Amount of Realized Gain on Derivatives
Realized gain on investments and currencies, net
Forward currency contracts	$55
Change in Unrealized Appreciation on Derivatives
Change in net unrealized appreciation (depreciation) on investments and other financial instruments
Forward currency contracts	$54

(8) Recent Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2015-07 "Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)". The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those years. Management has adopted this pronouncement and there is no impact on the Fund's financial statements and related disclosures.

(9) Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of June 30, 2016.

The New America High Income Fund, Inc.

Notes to Financial Statements — Continued
Supplemental Information (Unaudited)

Availability of Portfolio Holdings

The Fund provides a complete schedule of its portfolio holdings quarterly. The lists of holdings as of the end of the second and fourth quarters appear in the Fund's semi-annual and annual reports to shareholders, respectively. The schedules of portfolio holdings as of the end of the first and third quarters are filed with the Securities and Exchange Commission (the "SEC") on Form N-Q (the "Forms") within 60 days of the end of the first and third quarters. Shareholders can look up the Forms on the SEC's web site at www.sec.gov. The Forms may also be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's web site and their public reference room. In addition, the Forms may be reviewed on the Fund's web site at www.newamerica-hyb.com.

Compliance with CFTC Regulation of Transactions in Commodity Interests

The Fund does not currently intend to engage in transactions in commodity interests such as futures contracts, options on futures contracts, and swaps. However, the Fund may in the future enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. In addition, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. To the extent it engages in transactions in commodity interests, the Fund expects their use to be limited such that the Fund may claim the exclusion from the definition of the term "commodity pool operator" available under Regulation 4.5 of the Commodity Futures Trading Commission under the Commodity Exchange Act, and will not therefor be subject to regulation as a pool operator under the Commodity Exchange Act.

Common Stock Transactions

The Fund may purchase shares of its Common Stock in the open market when the Common Stock trades at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action in the event of a market discount to net asset value or that Fund purchases will reduce a discount.

The New America High Income Fund, Inc.

Directors

Robert F. Birch
Joseph L. Bower
Bernard J. Korman
Stuart A. McFarland
Marguerite A. Piret
Oleg M. Pohotsky
Ellen E. Terry

Officer

Ellen E. Terry – President, Treasurer, Secretary

Investment Advisor

T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, Maryland 21202

Administrator

The New America High Income Fund, Inc.
33 Broad Street
Boston, MA 02109
(617) 263-6400

Custodian

State Street Corporation
One Lincoln Street
Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
(800) 937-5449
Web site: www.amstock.com

Listed: NYSE
Symbol: HYB
Web site: www.newamerica-hyb.com

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

The New
America
High Income
Fund, Inc.

Semi-Annual

Report

June 30, 2016

Item 2 -	Code of Ethics - Not required in semi-annual filing.

Item 3 -	Audit Committee Financial Experts - Not required in a semi-annual filing.

Item 4 -	Principal Accountant Fees and Services - Not required in semi-annual filing.

Item 5 -	Audit Committee of Listed Registrant - Not required in semi-annual filing.

Item 6 -	Schedule of Investments - Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 -	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not required in semi-annual filing.

Item 8 -	Portfolio Managers of Closed-End Management Investment Companies - Not required in semi-annual filing.

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Item 9 -	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not applicable.

Item 10 -	Submission of Matters to a Vote of Security Holders - Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive officer and principal financial officer concluded that the Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure, based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not Applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act.

(a)(3)	Not Applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The New America High Income Fund, Inc.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President
Date:	August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen E. Terry
Name:	Ellen E. Terry
Title:	President and Treasurer
Date:	August 31, 2016

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